UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   April 22, 2004



                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)



           Delaware                      0-24100           41-1777397
 (State or other jurisdiction          (Commission        (IRS Employer
       of incorporation)               File Number)    Identification No.)


                        1016 Civic Center Drive Northwest

           PO Box 6057
          Rochester, Minnesota                             55903-6057
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (507) 535-1200


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Exhibits.


     (c)  Exhibits (the following exhibits are furnished to the SEC)


         Exhibit Number                     Description
         --------------                     ------------
              99                            Press release dated April 22, 2004


Item 12. Results of Operations and Financial Condition.

          On April 22, 2004, HMN Financial, Inc. (the "Company") reported its financial results for its first fiscal quarter ended March 31, 2004. See the Company's press release dated April 22, 2004, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         HMN Financial, Inc.
                                                             (Registrant)





Date: April 28, 2004                                       /s/ Jon Eberle
                                                  Jon Eberle, SVP/CFO/Treasurer